                                                                    EXHIBIT 10.4

                          INTREPID CAPITAL CORPORATION

                           CONVERTIBLE NOTE AGREEMENT

                                -----------------
                                DECEMBER 31, 2001
                                -----------------

                                TABLE OF CONTENTS

SECTION                                                                                                        PAGE
-------                                                                                                        ----
1.       Purchase and Sale of Convertible Note; Convertible Class A Preferred Stock...............................1
         1.1      Issuance of Convertible Note....................................................................1
         1.2      Closing.........................................................................................1
         1.3      Convertible Class A Preferred Stock.............................................................1

2.       Representations, Warranties and Covenants of the Company.................................................1
         2.1      Corporate Existence; Compliance with Law........................................................1
         2.2      Corporate Power; Authorization; Enforceable Obligations.........................................2
         2.3      Authorization and Valid Issuance of Convertible Note and Shares of Common Stock.................2
         2.4      Capitalization..................................................................................3
         2.5      Full Disclosure.................................................................................3
         2.6      Intellectual Property...........................................................................3
         2.7      No Material Adverse Effect......................................................................4
         2.8      Use of Proceeds.................................................................................4
         2.9      Securities Laws.................................................................................4

3.       Representations and Warranties of the Investor...........................................................4
         3.1      Investment Intention............................................................................4
         3.2      Restricted Securities...........................................................................4
         3.3      Legends.........................................................................................4
         3.4      Accredited Investor.............................................................................5

4.       Conditions Precedent.....................................................................................5
         4.1      Execution and Delivery of Agreement.............................................................5
         4.2      Investment Management Acquisition...............................................................5
         4.3      Documents and Other Agreements..................................................................5
         4.4      Absence of Material Adverse Change..............................................................6
         4.5      Conditions to the Closing.......................................................................6

5.       Miscellaneous............................................................................................6
         5.1      Survival of Warranties..........................................................................6
         5.2      Successors and Assigns..........................................................................6
         5.3      Governing Law...................................................................................6
         5.4      Counterparts....................................................................................6
         5.5      Titles and Subtitles............................................................................6
         5.6      Notices.........................................................................................6
         5.7      Expenses........................................................................................7
         5.8      Amendments and Waivers..........................................................................7
         5.9      Severability....................................................................................8
         5.10     Indemnity.......................................................................................8
         5.11     Waiver of Trial by Jury.........................................................................8
         5.12     Entire Agreement................................................................................8

Exhibits

Exhibit A - Form of Convertible Note

Exhibit B - Form of Certificate of Amendment

Schedules

Schedule 2.4 - Convertible Securities

Schedule 2.7 - Adverse Events

                           CONVERTIBLE NOTE AGREEMENT


         THIS CONVERTIBLE NOTE AGREEMENT (this "Agreement") is made as of December 31, 2001, by and between INTREPID CAPITAL CORPORATION, a Delaware corporation (the "Company"), and AJG FINANCIAL SERVICES, INC., a Delaware corporation (the "Investor").

         THE PARTIES HEREBY AGREE AS FOLLOWS:

         1. PURCHASE AND SALE OF CONVERTIBLE NOTE; CONVERTIBLE CLASS A PREFERRED STOCK.

                  1.1 ISSUANCE OF CONVERTIBLE NOTE. Subject to the terms and conditions of this Agreement, the Investor agrees to lend and the Company agrees to borrow and issue at the closing (the "Closing") the Company's Convertible Note in the form set forth in Exhibit A hereto (the "Convertible Note"), in the principal amount of $3,500,000, such amount to be paid at the Closing by wire transfer to an account designated by the Company.

                  1.2 CLOSING.The Closing shall be on December 31, 2001, concurrently with the acquisition by the Company of ICC Investment Advisors, Inc. (the "Investment Management Acquisition"). In the event the Investment Management Acquisition does not close on December 31, 2001, the Closing shall be on the day specified by the Company by five
         (5) days prior written notice to the Investor, which day shall be the day of the rescheduled closing of the Investment Management Acquisition; provided, however, that if the Closing has not occurred by February 15, 2002, this Agreement may be terminated by the Investor at any time thereafter by five (5) days prior written notice to the Company.

                  1.3 CONVERTIBLE CLASS A PREFERRED STOCK. The Company shall exercise its reasonable best efforts to cause the Certificate of Incorporation of the Company to be amended to provide for a series of shares of Convertible Class A Preferred Stock (the "Convertible Class A Preferred Stock") with the designations, rights and preferences set forth in the form of Certificate of Amendment to the Company's Certificate of Incorporation attached hereto as Exhibit B.

         2. REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE COMPANY. The Company hereby represents, warrants and covenants to the Investor that:

                  2.1      CORPORATE EXISTENCE; COMPLIANCE WITH LAW. The Company
         (i) is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware, (ii) is duly qualified as a foreign corporation and in good standing under the laws of each jurisdiction where its ownership or lease of property or the conduct of its business requires such qualification, except for those failures to be so qualified or in good standing which would not reasonably be expected to have a Material Adverse Effect (as hereinafter defined), (iii) has the requisite corporate power and authority and the legal right to own and operate its properties, to lease the property it operates under lease, and to conduct its business as now, heretofore and proposed to be conducted, (iv) has all material licenses, permits, consents or approvals from or by, and has or will have made all material filings with, and has or will have given all material notices to, all governmental authorities having jurisdiction, to the extent required for such ownership, operation and conduct, (v) is in compliance with its certificate of incorporation and by-laws, and
         (vi) is in material compliance with all applicable provisions of law. "Material Adverse Effect" as used herein means any event that would cause a material adverse change or development involving a prospective material adverse change in the business, prospects, properties, operations, condition (financial or other) or results of operations of the Company and its subsidiaries taken as a whole, whether or not arising from transactions in the ordinary course of business.

                  2.2 CORPORATE POWER; AUTHORIZATION; ENFORCEABLE OBLIGATIONS. The execution, delivery and performance by the Company of this Agreement and the Convertible Note (i) are within the Company's corporate power, (ii) have been duly authorized by all necessary or proper corporate action, (iii) are not in contravention of any provision of the Company's certificate of incorporation or by-laws,
         (iv) will not violate any law or regulation, or any order or decree of any court or governmental instrumentality, (v) will not conflict with or result in the breach or termination of, constitute a default under, or accelerate any performance required by, any indenture, mortgage, deed of trust, lease, agreement or other instrument to which the Company is a party or by which the Company or any of its property is bound (except such conflict, breach, termination, default or acceleration as would not reasonably be expected to have a material adverse effect on the business of the Company), and (vi) do not require the consent or approval of any governmental body, agency, authority or any other person. At or prior to the Closing, each of the documents to be delivered at such time shall have been duly executed and delivered for the benefit of or on behalf of the Company, and each shall then constitute a legal, valid and binding obligation of the Company to the extent it is a party thereto, enforceable against it in accordance with its terms, except to the extent that enforceability may be limited by applicable bankruptcy, insolvency or similar laws affecting the enforcement of creditors' rights generally and subject to general principles of equity (regardless of whether enforcement is sought in a proceeding at law or in equity).

                  2.3 AUTHORIZATION AND VALID ISSUANCE OF CONVERTIBLE NOTE AND SHARES OF COMMON STOCK. All corporate action on the part of the Company and its officers, directors and stockholders necessary for the authorization, issuance and delivery of the Convertible Note being issued hereunder and the reservation for issuance of shares of Common Stock issuable upon conversion of the Convertible Class A Preferred Stock issuable upon conversion of the Convertible Note has been taken or will be taken prior to the Closing, and this Agreement and the Convertible Note, when issued and paid for, shall then constitute valid and legally binding obligations of the Company, each enforceable in accordance with its terms. The Convertible Note which is being acquired by the Investor, when issued and delivered in accordance with the terms hereof for the consideration expressed herein, will be duly and validly issued. The Convertible Class A Preferred Stock issuable upon conversion of the Convertible Note purchased under this

         Agreement, upon amendment of the Certificate of Incorporation of the Company to provide for such Convertible Class A Preferred Stock, will be duly and validly reserved for issuance and, upon issuance in accordance with the terms of the Company's Certificate of Incorporation, as so amended, will be duly and validly issued, fully paid and nonassessable, and issued in compliance with all applicable federal and state securities laws, as currently in effect. The Common Stock issuable upon conversion of the Convertible Class A Preferred Stock issuable upon conversion of the Convertible Note purchased under this Agreement has been duly and validly reserved for issuance and, upon issuance in accordance with the terms of the Company's Certificate of Incorporation, shall be duly and validly issued, fully paid and nonassessable, and issued in compliance with all applicable federal and state securities laws, as currently in effect.

                  2.4 CAPITALIZATION. The authorized capital stock of the Company consists of 15,000,000 shares of common stock, par value $.01 per share. As of the date of this Agreement, there are 3,350,183 shares of Common Stock, issued and outstanding. All of such outstanding shares of the Company's Common Stock are duly authorized, validly issued, fully paid and nonassessable, with no personal liability attaching to the ownership thereof, and have not been issued in violation of any preemptive rights. Except for the Convertible Note being issued on the date of this Agreement and except as otherwise set forth on Schedule
         2.4 hereto, there are not outstanding securities of the Company convertible into or evidencing the right to purchase or subscribe for any shares of stock of the Company. Except for this Agreement and the Stock Option Agreement between the Company and the Investor dated as of the date hereof, there are not outstanding or authorized options, warrants, calls, subscriptions, rights, commitments or any other agreements of any character obligating the Company to issue any shares of its stock or any securities convertible into or evidencing the right to purchase or subscribe for any shares of such stock, and there are not agreements or understandings with respect to the voting, sale or transfer of any shares of stock of the Company to which the Company is a party.

                  2.5 FULL DISCLOSURE. No information contained in this Agreement or any written statement furnished by or on behalf of the Company, which has previously been delivered to the Investor, contains any untrue statement of a material fact or omits to state a material fact necessary to make the statements contained herein or therein not misleading at the time and in light of the circumstances under which made.

                  2.6 INTELLECTUAL PROPERTY. The Company owns all material licenses, patents, patent applications, copyrights, service marks, trademarks, trademark applications, trade names and internet domain names and registrations necessary to continue to conduct its business as heretofore conducted by it and now conducted by it. The Company conducts its businesses without infringement or, to the Company's knowledge, claim of infringement of any license, patent, copyright, service mark, trademark, trade name, trade secret, internet domain name or other intellectual property right of others. To the Company's knowledge, there is no infringement or claim of infringement by others of any material license, patent, copyright, service mark, trademark, trade name, trade secret, domain name or other intellectual property right of the Company.

                  2.7      NO MATERIAL ADVERSE EFFECT. Except as disclosed on
         Schedule 2.7 hereto, no event has occurred since December 31, 2000, and is continuing which has had or would reasonably be expected to have a material adverse effect on the business, assets, properties, operations, prospects or financial or other condition of the Company.

                  2.8 USE OF PROCEEDS.The proceeds of the issuance of the Convertible Note at the Closing shall be used by the Company to pay the cash portion ($2,825,942) of the purchase price in connection with the Investment Management Acquisition and to pay the Company's costs and expenses in connection with such acquisition and for working capital purposes.

                  2.9 SECURITIES LAWS. In reliance on the investment representation contained in Section 3.1, and subject to Section 3.3, the offer, issuance, sale and delivery of the Convertible Note and the Convertible Class A Preferred Stock issuable upon conversion thereof, and the Common Stock issuable upon conversion of the Convertible Class A Preferred Stock, as provided in this Agreement, are exempt from the registration requirements of the Securities Act of 1933, as amended (the "Act"), and all applicable state securities laws.

         3. REPRESENTATIONS AND WARRANTIES OF THE INVESTOR.

                  3.1 INVESTMENT INTENTION. Investor represents and warrants that it is purchasing the Convertible Note and the Convertible Class A Preferred Stock issuable upon conversion thereof and the Common Stock issuable upon conversion of the Convertible Class A Preferred Stock (collectively, the "Securities") for its own account, for investment purposes and not with a view to the distribution thereof. Investor agrees that it will not, directly or indirectly, offer, transfer, sell, assign, pledge, hypothecate or otherwise dispose of any of the Securities (or solicit any offers to buy, purchase, or otherwise acquire or take a pledge of any of the Securities), except in compliance with the Act and the rules and regulations thereunder.

                  3.2 RESTRICTED SECURITIES. Investor understands that the Convertible Note and the shares of Convertible Class A Preferred Stock issuable upon conversion of the Convertible Note and the Common Stock issuable upon conversion of the Convertible Class A Preferred Stock it is acquiring pursuant hereto are characterized as "restricted securities" under the federal securities laws inasmuch as each is being acquired from the Company in a transaction not involving a public offering and that under such laws and applicable regulations such securities may be resold without registration under the Act only in certain limited circumstances. In this connection, Investor represents that it is familiar with Rule 144 under the Act, as presently in effect, and understands the resale limitations imposed thereby and by the Act.

                  3.3 LEGENDS. It is understood that the Convertible Note being issued hereunder (and the Preferred Stock issuable upon conversion thereof and the Common Stock issuable upon conversion of the Convertible Class A Preferred Stock) will bear a legend substantially similar to the following:

                  "THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR REGISTERED OR OTHERWISE QUALIFIED FOR SALE UNDER ANY APPLICABLE STATE SECURITIES LAWS AND MAY NOT BE TRANSFERRED OR SOLD OR OFFERED FOR SALE OR OTHERWISE TRANSFERRED, PLEDGED, HYPOTHECATED OR DISPOSED OF UNLESS IT HAS BEEN REGISTERED UNDER THE ACT AND REGISTERED OR OTHERWISE QUALIFIED FOR SALE UNDER SUCH STATE SECURITIES LAWS OR AN EXCEPTION FROM REGISTRATION THEREUNDER IS AVAILABLE."

                  3.4 ACCREDITED INVESTOR. Investor is an Accredited Investor within the definition set forth in Rule 501(a) under the Act.

         4. CONDITIONS PRECEDENT. This Agreement shall become effective upon the satisfaction of the following conditions precedent:

                  4.1 EXECUTION AND DELIVERY OF AGREEMENT. This Agreement or counterparts thereof shall have been duly executed by, and delivered to, the Company and the Investor.

                  4.2 INVESTMENT MANAGEMENT ACQUISITION. The Investment Management Acquisition shall have closed, and the Investor shall have received confirmation thereof in form and substance satisfactory to the Investor.

                  4.3 DOCUMENTS AND OTHER AGREEMENTS. The Investor shall have received all of the following, each in form and substance satisfactory to the Investor:

                           (a) A Certificate of the Secretary of the Company, together with true and correct copies of the Certificate of Incorporation and By-Laws of the Company, and all amendments thereto, true and correct copies of the resolutions of the Board of Directors of the Company authorizing or ratifying the execution, delivery and performance of this Agreement and the Convertible Note and the names of the officer or officers of the Company authorized to sign this Agreement and the Convertible Note, together with a sample of the true signature of each such officer;

                           (b) Certified copies of all documents evidencing any other necessary corporate action, consents and governmental approvals (if any) with respect to this Agreement and the Convertible Note;

                           (c) The favorable opinion of Rogers & Hardin LLP, counsel for the Company, addressed to the Investor with respect to such matters as may be reasonably requested by the Investor;

                           (d) The Certificate of Incorporation of the Company certified by the Secretary of State of Delaware; and

                           (e) Good Standing Certificates for the Company from the Secretaries of State of Delaware and Florida.

                  4.4 ABSENCE OF MATERIAL ADVERSE CHANGE. No material adverse change in the business, operations or condition, financial or otherwise, of the Company shall have occurred or be continuing.

                  4.5 CONDITIONS TO THE CLOSING. It shall be a condition to the Closing that the conditions contained in Sections 4.1, 4.2, 4.3 and
         4.4 shall have been fulfilled.

         5. MISCELLANEOUS.

                  5.1 SURVIVAL OF WARRANTIES. The warranties, representations and covenants of the Company and the Investor contained in or made pursuant to this Agreement shall survive the execution and delivery of this Agreement and the Closing and shall in no way be affected by any investigation of the subject matter thereof made by or on behalf of the Investor or the Company.

                  5.2 SUCCESSORS AND ASSIGNS. Except as otherwise provided herein, the terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective successors and assigns of the parties (including transferees of the Convertible Note issued hereunder or any Convertible Class A Preferred Stock issued upon conversion thereof and the Common Stock issuable upon conversion of the Convertible Class A Preferred Stock).

                  5.3 GOVERNING LAW. This Agreement shall be governed by and construed under the laws of the State of Delaware without regard to choice of law principles.

                  5.4 COUNTERPARTS. This Agreement may be executed in counterparts and each shall be effective as an original, and a photocopy, facsimile, or telecopy of this executed Agreement shall be effective as an original. In making proof of this Agreement, it shall not be necessary to produce more than one counterpart, photocopy, facsimile, or telecopy of this executed Agreement.

                  5.5 TITLES AND SUBTITLES. The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

                  5.6 NOTICES. Any notice, demand, or instruction (each referred to herein as "notice") given in connection with this Agreement shall be in writing and shall be made by facsimile, or by hand delivery, or by electronic transmission (that is, "e-mail"), or by overnight delivery service, or by certified mail, return receipt requested, postage prepaid, addressed to the recipient at the appropriate address set forth below or to such other address as may be hereafter specified by written notice given by a party to the other party. Notice shall be considered given as of the earlier of the date of actual receipt, or the date of the facsimile transmission without error, or the date of hand delivery, or the date of delivery to the recipient's computer, or one (1) business day after delivery to a nationally recognized overnight delivery service, or three (3) business days after the date of mailing, independent of the date of actual delivery or whether delivery is ever in fact made, as the case may be, provided the giver of notice can establish that notice was given as provided herein. Failure or delay in delivering a copy of any notice to any person designated to receive a copy shall in no way adversely affect the effectiveness of such notice.

              If to the Company:           Intrepid Capital Corporation
                                           3652 South Third Street, Suite 200
                                           Jacksonville Beach, Florida  32250
                                           Attn:  President and Chief Executive Officer
                                           Facsimile No.: (904) 246-3533
                                           E-mail Address:  lbridges@icapcorp.com

                 With a copy to:           Rogers & Hardin LLP
                                           2700 International Tower
                                           Peachtree Center
                                           229 Peachtree Street, N.E.
                                           Atlanta, Georgia  30303-1601
                                           Attn:  Steven E. Fox, Esq.
                                           Facsimile No.:  404-525-2224
                                           E-mail Address:  sef@rh-law.com

             If to the Investor:           AJG Financial Services, Inc.
                                           The Gallagher Center
                                           Two Pierce Place
                                           Itasca, Illinois  60143-3141
                                           Attn:  Kerry S. Abbott
                                           Facsimile No.: (630) 285-4311
                                           E-mail Address:  kerry_abbott@ajg.com

                 With a copy to:           Piper Marbury Rudnick & Wolfe
                                           203 North LaSalle Street
                                           Suite 1800
                                           Chicago, Illinois  60601
                                           Attn:  Stephen A. Landsman, Esq.
                                           Facsimile No.:  312-630-6330
                                           E-mail Address:  stephen.landsman@piperrudnick.com

                  5.7 EXPENSES. Each party shall bear its own expenses in connection with the transactions contemplated by this Agreement.

                  5.8 AMENDMENTS AND WAIVERS. Any term of this Agreement may be amended and the observance of any term of this Agreement may be waived only with the written consent of the Company and the Investor. Any amendment or waiver effected in accordance with this Section shall be binding upon each holder of any Securities purchased under this Agreement at the time outstanding (including securities into which such Securities are convertible), each future holder of all such securities, and the Company.

                  5.9 SEVERABILITY. If one or more provisions of this Agreement are held to be unenforceable under applicable law, such provision shall be excluded from this Agreement and the balance of the Agreement shall be interpreted as if such provision were so excluded and shall be enforceable in accordance with its terms.

                  5.10 INDEMNITY. The Company hereby indemnifies the Investor, and its directors, officers, employees, affiliates and agents (collectively, "Indemnified Persons") against, and agrees to hold each such Indemnified Person harmless from, any and all losses, claims, damages and liabilities, including claims brought by any stockholder or former stockholder of the Company, and related expenses, including reasonable counsel fees and expenses, incurred by such Indemnified Person arising out of any claim, litigation, investigation or proceeding (whether or not such Indemnified Person is a party thereto) relating to any transactions, services or matters that are the subject of this Agreement; provided, however, that such indemnity shall not apply to any such losses, claims, damages, or liabilities or related expenses determined by a court of competent jurisdiction to have arisen from the gross negligence or willful misconduct of such Indemnified Person. In no event shall the Company be liable to an Indemnified Person for (a) consequential damages, such as lost profits or lost business opportunities, or (b) punitive damages.

                  5.11 WAIVER OF TRIAL BY JURY. THE COMPANY AND THE INVESTOR HEREBY WAIVE TRIAL BY JURY IN ANY ACTION, SUIT, PROCEEDING OR COUNTERCLAIM OF ANY KIND DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATED TO THIS AGREEMENT OR THE CONVERTIBLE NOTE OR ANY ACT OR OMISSION WHICH EITHER PARTY ASSERTS RESULTED IN ANY LIABILITY TO THE COMPANY, THE INVESTOR OR THEIR RESPECTIVE OFFICERS, DIRECTORS, STOCKHOLDERS, PARTNERS, EMPLOYEES OR AGENTS, TO THE FULL EXTENT PERMITTED BY LAW.

                  5.12 ENTIRE AGREEMENT. This Agreement and the Convertible Note and the other documents delivered pursuant hereto, together with the Investment Agreement (the "Investment Agreement") dated as of the date hereof between the parties hereto which has been executed and delivered concurrently herewith and the documents referenced therein, constitute the full and entire understanding and agreement between the parties with regard to the subjects hereof and thereof.

         THE CONVERTIBLE NOTE (AND THE CONVERTIBLE CLASS A PREFERRED STOCK ISSUABLE UPON CONVERSION OF THE CONVERTIBLE NOTE AND THE COMMON STOCK ISSUABLE UPON CONVERSION OF THE CONVERTIBLE CLASS A PREFERRED STOCK) IS SUITABLE ONLY FOR SOPHISTICATED INVESTORS FOR WHOM AN INVESTMENT IN THE CONVERTIBLE NOTE DOES NOT CONSTITUTE A COMPLETE INVESTMENT PROGRAM AND WHO FULLY UNDERSTAND AND ARE WILLING TO ASSUME THE RISK INVOLVED IN PURCHASE OF

         THE CONVERTIBLE NOTE. NO OFFER TO SELL (OR SOLICITATION OF AN OFFER TO
         BUY) IS BEING MADE IN ANY JURISDICTION IN WHICH SUCH OFFER OR SOLICITATION WOULD BE UNLAWFUL. THERE WILL BE NO PUBLIC OFFERING OF THE CONVERTIBLE NOTE.

         IN MAKING AN INVESTMENT DECISION INVESTORS MUST RELY ON THEIR OWN EXAMINATION OF THE COMPANY AND THE TERMS OF THE OFFERING, INCLUDING THE MERITS AND RISKS INVOLVED. THE CONVERTIBLE NOTE (AND THE CONVERTIBLE CLASS A PREFERRED STOCK ISSUABLE UPON CONVERSION THEREOF AND THE COMMON STOCK ISSUABLE UPON CONVERSION OF THE CONVERTIBLE CLASS A PREFERRED STOCK) HAVE NOT BEEN APPROVED OR DISAPPROVED BY ANY FEDERAL OR STATE SECURITIES COMMISSION OR REGULATORY AUTHORITY NOR HAS ANY SUCH FEDERAL OR STATE SECURITIES COMMISSION OR REGULATORY AUTHORITY PASSED UPON THE ACCURACY OR ADEQUACY OF ANY INFORMATION PROVIDED HEREWITH. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                            [SIGNATURE PAGE FOLLOWS]

         IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

                                    INTREPID CAPITAL CORPORATION



                                    By:   /s/ Forrest Travis
                                       --------------------------------
                                          Name: Forrest Travis
                                          Title: President


                                    AJG FINANCIAL SERVICES, INC.



                                    By:   /s/ David R. Long
                                       --------------------------------
                                          Name: David R. Long
                                          Title: President